                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 14, 2001


                       Dairy Mart Convenience Stores, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                                0-12497                04-2497894
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)


One Dairy Mart Way, 300 Executive Parkway West, Hudson, Ohio           44236
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (330) 342-6600


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

      On March 14, 2001, the Company, the Citizens Bank of Connecticut as Agents for the Banks, and the Banks from time to time parties to the Company's Amended and Restated Credit Agreement (the "Credit Agreement") executed the Fourth Amendment to the Credit Agreement.

      The Fourth Amendment to Credit Agreement is attached hereto as Exhibit 10(a). The foregoing description of the Fourth Amendment to Credit Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

ITEM 7. EXHIBITS.

(c) Exhibit No.    Description
    -----------    -----------


      (10(a) Fourth Amendment to Credit Agreement, dated as of March 14, 2001 among the Company, the Banks from time to time parties hereto and Citizens Bank of Connecticut, as agent is filed herewith.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DAIRY MART CONVENIENCE STORES, INC.



Date: March 14, 2001                      By: /s/  Gregory G. Landry
                                             -----------------------------------
                                             Name: Gregory G. Landry
                                             Title: Chief Financial Officer

                       DAIRY MART CONVENIENCE STORES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


          EXHIBIT
          -------

(10(a)) Fourth Amendment to the Credit Agreement, dated as of March 14, 2001 among the Company, the Banks from time to time parties hereto and Citizens Bank of Connecticut, as agent is filed herewith.